UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2015

POWERSHARES DB US DOLLAR INDEX TRUST

(Registrant)

POWERSHARES DB US DOLLAR INDEX BULLISH FUND

POWERSHARES DB US DOLLAR INDEX BEARISH FUND

(Co-Registrants)

(Exact Name of each Registrant as Specified in its Charter)

Delaware	87-0778080 (Trust)
(State or Other Jurisdiction of Incorporation)	(IRS Employer ID Number)

c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, Illinois	60515
(Address of Principal Executive Offices)	(Zip Code)

001-33314; 001-33317; 001-33318;

(Commission File Numbers)

(630) 868-7179

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Distribution Services Agreement

Effective February 23, 2015, the Invesco PowerShares Capital Management (the “Managing Owner”) and ALPS Distributors, Inc. (“ALPS Distributors”) entered into a Distribution Services Agreement (the “Distribution Services Agreement”) pursuant to which ALPS Distributors will provide certain distribution services to each Fund. ALPS Distributors assists the Managing Owner and The Bank of New York Mellon (the “Administrator”) with certain functions and duties relating to distribution and marketing including reviewing and approving marketing materials.

Pursuant to the Distribution Services Agreement, each Fund has agreed to indemnify ALPS Distributor and certain of its controlling person against certain liabilities, including liabilities under the Securities Act of 1933, as amended.

The foregoing is a summary description of the Distribution Services Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.5 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibit.

Exhibit No.	Description

10.5	Distribution Services Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PowerShares DB US Dollar Index Trust

By:	Invesco PowerShares Capital Management LLC,
its Managing Owner

	By:	/s/ Anna Paglia
	Name:	Anna Paglia
	Title:	Head of Legal

PowerShares DB US Dollar Index Bullish Fund, a series of PowerShares DB US Dollar Index Trust

By:	Invesco PowerShares Capital Management LLC,
its Managing Owner

	By:	/s/ Anna Paglia
	Name:	Anna Paglia
	Title:	Head of Legal

PowerShares DB US Dollar Index Bearish Fund, a series of PowerShares DB US Dollar Index Trust

By:	Invesco PowerShares Capital Management LLC,
its Managing Owner

	By:	/s/ Anna Paglia
	Name:	Anna Paglia
	Title:	Head of Legal

Date: February 25, 2015

POWERSHARES DB US DOLLAR INDEX TRUST

FORM 8-K

INDEX TO EXHIBITS

Exhibits

10.5	Distribution Services Agreement

4